UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report: July 18, 2007

Washington Mutual, Inc.
(Exact name of registrant as specified in its charter)

Washington	1-14667	91-1653725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1301 Second Avenue, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

(206) 461-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01  Entry into a Material Definitive Agreement

Effective July 17, 2007, Washington Mutual, Inc. (the “Company”) entered into indemnification agreements (the “Agreements”) with Anne V. Farrell, Stephen E. Frank, Kerry K. Killinger, Thomas C. Leppert, Charles M. Lillis, Philip D. Matthews, Regina T. Montoya, Michael K. Murphy, Margaret Osmer McQuade, Mary E. Pugh, William G. Reed, Jr., Orin C. Smith, and James H. Stever, all of the current directors of the Company.  The Agreements supplement and clarify existing indemnification provisions currently contained in the Company’s articles of incorporation and bylaws.

Along with the Company’s articles of incorporation and bylaws, the Agreements generally provide that the Company will indemnify and hold harmless each director to the fullest extent permitted by applicable law for all expenses, liabilities and losses actually and reasonably incurred in connection with any actual, threatened or pending actions, suits or proceedings brought because of the director’s service to the Company or the director’s service to any other entity provided at the request of the Company, in each case subject to the terms, conditions and limitations contained in the Agreements.  In addition, each Agreement provides for the advancement of expenses incurred by a director, subject to certain exceptions, in connection with any action, suit or proceeding covered by the Agreement.  A form of the Agreements is filed as Exhibit 10.1 to this Current Report on Form 8-K and the foregoing description of the Agreements contained herein is qualified in its entirety by reference to such exhibit.

SECTION 2 – FINANCIAL INFORMATION

Item 2.02  Results of Operations and Financial Condition

On July 18, 2007, Washington Mutual, Inc. issued a press release and held a conference call regarding its results of operations and financial condition for the quarter and six months ended June 30, 2007. The text of the press release is included as Exhibit 99.1 to this report, the financial supplement to the press release is included as Exhibit 99.2 to this report and management’s prepared remarks for the conference call is included as Exhibit 99.3 to this report. The information included in the press release text, financial supplement and management’s prepared remarks for the conference call is considered to be “furnished” under the Securities Exchange Act of 1934. The Company will include final financial statements and additional analyses for the quarter and six months ended June 30, 2007, as part of its Form 10-Q covering that period.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(d) The following exhibits are being either filed or furnished herewith:

Exhibit No.	Exhibit Description

10.1	Form of Indemnification Agreement executed by each Company director, effective as of July 17, 2007 (Filed herewith).
99.1	Press release text of Washington Mutual, Inc. dated July 18, 2007 (Furnished herewith).
99.2	Financial supplement of Washington Mutual, Inc. (Furnished herewith).
99.3	Management’s prepared remarks for Washington Mutual, Inc. Conference Call held on July 18, 2007 (Furnished herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASHINGTON MUTUAL, INC.

Dated: July 18, 2007	By:	/s/ Fay L. Chapman
Fay L. Chapman
Senior Executive Vice President